EXHIBIT NO. 99.(a)17

MFS SERIES TRUST X

MFS STRATEGIC VALUE FUND

Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended, (the “Declaration”), of MFS Series Trust X (the “Trust”), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Strategic Value Fund, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of July 31, 2009 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
Robert E. Butler c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

LAWRENCE H. COHN
Lawrence H. Cohn c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

MAUREEN R. GOLDFARB
Maureen R. Goldfarb c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

DAVID H. GUNNING
David H. Gunning c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

WILLIAM R. GUTOW
William R. Gutow c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

MICHAEL HEGARTY
Michael Hegarty c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

J. ATWOOD IVES
J. Atwood Ives c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

JOHN P. KAVANAUGH
John P. Kavanaugh c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT J. MANNING
Robert J. Manning
MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT C. POZEN
Robert C. Pozen
MFS Investment Management
500 Boylston Street
Boston, MA 02116

J. DALE SHERRATT
J. Dale Sherratt c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

LAURIE J. THOMSEN
Laurie J. Thomsen c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

ROBERT W. UEK
Robert W. Uek c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116